EXHIBIT 23.2

                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Taylor Madison Corp. (File No. 001-15034) of our report dated August 8, 2004 appearing in the Annual Report on Form 10-KSB of Taylor Madison for the year ended June 30, 2004.



De  Meo,  Young  McGrath

Fort  Lauderdale,  Florida
August 31, 2005

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